EXHIBIT 99.2

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	17
Chapter 11	For the Period FROM:	3/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	3/31/2003
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account

Balance before Statement #1		$268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements		3,414,279.62	2,373,666.40

B. Less: Total Disbursements per all Prior Statements		2,332,912.51	2,409,993.21

C. Beginning Balance		$1,349,700.32	29,629.40

D. Receipts during Current Period
Description
3/4/2003	B Sky B	62.02
3/5/2003	Account Transfer		35,000.00
3/7/2003	Lion’s Gate	47.38
3/7/2003	Lion’s Gate	5,690.36
3/11/2003	A & E Home Video	382.60
3/11/2003	20th Century Fox	195,000.00
3/14/2003	AB Filmindustri	1,614.79
3/18/2003	High Fliers	941.42
3/18/2003	High Fliers	2,128.13
3/20/2003	Account Transfer		25,000.00
3/28/2003	Account Transfer		15,000.00
3/31/2003	interest	914.47
TOTAL RECEIPTS THIS PERIOD		206,781.17	75,000.00	—	—

E. Balance Available (C plus D)		$1,556,481.49	104,629.40	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 17	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

3/5/2003	37605	Bonded Services, Inc		6266.45
3/5/2003	37606	Robert W Goldsmith		1335.00
3/5/2003	37607	William Liebell		1437.50
3/5/2003	37608	Qwest Communications		38.63
3/5/2003		Payroll Taxes		8171.87
3/5/2003		Wire Transfer	$35,000.00
3/6/2003	7959	Payroll		978.08
3/6/2003	7960	Payroll		7253.82
3/6/2003	7961	Payroll		1253.76
3/6/2003	7962	Payroll		2276.23
3/7/2003		Payroll Fees		148.56
3/7/2003	37609	Marathon Services, Inc		259.80
3/7/2003	37610	Recall		733.27
3/7/2003	37611	Zerolag Communications, Inc		100.00
3/12/2003	37612	Doniger & Fetter		2249.94
3/12/2003	37613	Federal Express		11.70
3/12/2003	37614	Robert W Goldsmith		1430.00
3/12/2003	37615	William Liebell		1150.00
3/12/2003	37616	Pacific Bell		44.30
3/14/2003		Payroll Fees		96.24
3/19/2003	37617	Bowne of Los Angeles, Inc		513.00
3/19/2003	37618	Federal Express		39.45
3/19/2003	37619	Robert W Goldsmith		1390.00
3/19/2003	37620	William Liebell		2437.50
3/19/2003	37621	Secretary of State		25.00
3/19/2003	37622	Secretary of State		25.00
3/19/2003		Payroll Taxes		6508.25
3/19/2003	37480	Secretary of State (Void old check)		-20.00
3/19/2003	37481	Secretary of State (Void old check)		-20.00
3/20/2003		Wire Transfer	$25,000.00
3/20/2003	7963	Payroll		978.09
3/20/2003	7964	Payroll		6135.56
3/20/2003	7965	Payroll		1253.77
3/20/2003	7966	Payroll		2276.24
3/27/2003	37623	Blue Shield of California		316.00
3/27/2003	37624	Robert W Goldsmith		1495.00
3/27/2003	37625	Health Net		2213.02
3/27/2003	37626	Hodes Parking		360.00
3/27/2003	37627	William Liebell		1962.50
3/27/2003	37628	Alice P. Neuhauser		330.87
3/27/2003	37629	Pacific Bell		288.43
3/27/2003	37630	Property Management Associates, I		2000.00
3/28/2003		Payroll Fees		86.24
3/28/2003		Wire Transfer	$15,000.00
TOTAL DISBURSEMENTS THIS PERIOD:			75,000.00	65,829.07	—	—

G. Ending Balance (E less F)			$1,481,481.49	38,800.33	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 17	Page 3 of 3

H.	(1)		Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)		Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland - Pinocchio	3549485	1,293,730.67	Pound Sterling Time Deposit
Bank of Scotland - Basil	3626816	76,468.75	Pound Sterling Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	920.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,724.61
KL\7 Venture	1890-69-6360	$9,319.47
Denial Venture	1890-69-6501	$42,075.06
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession